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                                   EXHIBIT 13
                     COMPUTATION OF PERFORMANCE QUOTATIONS
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     These  Performance  Computations  do not reflect a  calculation  of current performance. These figures are only intended to demonstrate the method by which performance is calculated. These computations were originally filed as Exhibit 13 in Post Effective Amendment No. 4, which was filed by the Registrant with the Securities and Exchange Commission on April 26, 1996.

                      Computation of Performance Quotations


1.   Current Yield for the Money Market Investment Account:

     As stated in the Statement of Additional Information, current yield for the Money Market Investment Account will be based on the seven day period ending December 31, 1995, and is computed by determining the net change in the value of a hypothetical investment (exclusive of capital charges) of a pre-existing account having a balance of one Accumulation Unit at the beginning of the period [.00122658], subtracting a hypothetical charge reflecting deductions from contractowner accounts [.00026033], and dividing the difference by the value of the account at the beginning of the base period [$1.188087] to obtain the base period return [.0008132827], and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent [.000813 x 365/7] = .04240 or 4.24%.


2. Effective Yield for the Money Market Investment Account is based on the seven day period ending December 31, 1995, carried to at least the nearest hundredth of one percent, computed by determining the net change, exclusive of capital charges, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contractowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding "1", raising the sum to a power equal to 365 divided by 7, and subtracting "1" from the result, pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1)365/7] -1

     Effective Yield = [(.000813 + 1)365/7] -1

     Effective Yield = [(1.000813)365/7] -1

     Effective Yield = 1.043301 - 1 = 0.04330 or 4.33%


3.   Yield Calculations

     (a)  For the Equity Investment Account:

     For the year ending December 31, 1995, yield is based on a 30 day period ending December 31, 1995, and is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on December 31, 1995, according to the following formula:

     Yield = 2[(a-b/cd +1)6 -1]

     where "a" = net investment income earned during the period attributable to shares  owned by the  Investment  Account;
     "b" = expenses  accrued for the period  (net  of  reimbursements);
     "c"  =  the average daily number of Accumulation Units outstanding during the period;  and
     "d" = the maximum offering price per Accumulation Unit on December 31, 1994.

     For the Equity Investment Account:

     According to the formula stated above, where:

     "a" = $1,500.19  "b" = $1,030.97  "c" = 165,948.550  and "d" = $1.7904

     Yield = 2[(469.22/297,116.44 + 1)**6 -1]
     Yield = 2[(1.001579246)**6 -1]
     Yield = 2[.009512966] = 0.019026 or 1.90%

     (b)  For the Bond Investment Account:

     According to the formula stated in 3(a) above, where:

     "a" = $2,370.58 "b" = $497.41  "c" = 80,017.660 and "d" = $1.5995

     Yield =  2[(1,873.17/127,988.49)**6  -1]
     Yield = 2[(1.014635457)**6 -1]
     Yield = 2[.091089081] = 0.182178 or 18.22%

     (c)  For the Managed Investment Account:

     According to the formula stated in 3(a) above, where:

     "a" = $1,901.34  "b" = $683.35  "c" = 111,742.950  and "d" = $1.6643

     Yield = 2[(1,217.99/185,977.59 + 1)**6 -1]
     Yield = 2[(1.006549122)**6 -1]
     Yield = 2[.039943745] = 0.079887 or 7.99%

     (d)  For the Tactical Asset Allocation Investment Account:

     According to the formula stated in 3(a) above, where:

     "a" = $273.20 "b" = $43.00 "c" = 11,803.110 and "d" = $5.2972

     Yield =  2[(230.20/62,523.13  + 1)**6 -1]
     Yield = 2[(1.00368184)**6 -1]
     Yield = 2[.02229537] = 0.044591 or 4.46%


          For the Individual Flexible Premium Deferred Variable Annuity

4. Quotations of average annual total return for an Investment Account will be expressed in terms of the compounded rate of return of a hypothetical investment in the Investment Account for periods of one, five, and ten years, or since the Fund's inception, if less. The average annual total return for an Investment Account will be calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.) All total return figures reflect the deduction of a proportional share of Investment Account expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


                      FOR THE YEAR ENDING DECEMBER 31, 1995

     (a) For the Equity Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,059; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0585 or 5.85%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,044; and n = 1
         ERV = $1,000 (1 + T)*1
         T = 0.0437 or 4.37%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $933; and n = 1
         ERV = $1,000(1 + T)**1
         T = -0.0671 or (6.71%)

     (d) For the Managed Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,056; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0557 or 5.57%

     (e) The Tactical Asset Allocation Investment Account has not been in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,069; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0687 or 6.87%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
         P = $1,000;  ERV = $1,200;  and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1995 or 19.95%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $972; and n = 1
         ERV = $1,000 (1 + T)**1
         T = -0.0281 or (2.81%)

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,036;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0364 or 3.64%

     (j) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,216;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2157 or 21.57%

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,162;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1617 or 16.17%

     (l) For the TCI International Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $994; and n = 1
          ERV = $1,000 (1 + T)**1
          T = -0.0057 or (0.57%)

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,197;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1970 or 19.70%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,208;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2085 or 20.85%

     (p) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,236; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2364 or 23.64%

     (q) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,194; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1942 or 19.42%


            FOR THE PERIOD JANUARY 1, 1990 THROUGH DECEMBER 31, 1995

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,691; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1109 or 11.09%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,364; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0641 or 6.41%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,057;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0111 or 1.11%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,462; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0789 or 7.89%

     (e) For the Tactical Asset Allocation Investment Account was not in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,070;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1566 or 15.66%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,236;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1746 or 17.46%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,285;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0515 or 5.15%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,586;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0967 or 9.67%

     (j) The VIP II Index 500 Investment Account has not been in operation for the relevant time period.

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,741;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1173 or 11.73%

     (l) The TCI International Investment Account has not been in operation for the relevant time period.

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,288;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1800 or 18.00%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,328;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1841 or 18.41%

     (p) The Calvert Capital Accumulation Investment Account has not been in operation for the relevant time period.

     (q) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.

   FOR THE PERIOD JANUARY 1, 1986 THROUGH DECEMBER 31, 1995 OR FROM INCEPTION,
                                    IF LESS

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,673; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0941 or 9.41%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,494; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0727 or 7.27%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,109; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0183 or 1.83%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,554; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0801 or 8.01%

     (e) For the Tactical Asset Allocation Portfolio was not in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,515;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0966 or 9.66%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $3,097; and n = 9.2285
          ERV = $1,000 (1 + T)9.2285
          T = 0.1303 or 13.03%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,603; and n = 8.9274
          ERV = $1,000 (1 + T)**8.9274
          T = 0.0543 or 5.43%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,699;  and n = 6.3167
          ERV = $1,000 (1 + T)**6.3167
          T = 0.0875 or 8.75%

     (j) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,425; and n = 3.3468
          ERV = $1,000 (1 + T)**3.3468
          T = 0.1116 or 11.16%

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,398;  and n = 8.1139
          ERV = $1,000 (1 + T)**8.1139
          T = 0.1138 or 11.38%

     (l) The TCI International has not been in operation for the relevant time period.
          P = $1,000; ERV = $944; and n = 1.6640
          ERV = $1,000 (1 + T)**1.6640
          T = -0.0338 or (3.38%)

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,713;  and n = 9.2285
          ERV = $1,000 (1 + T)**9.2285
          T = 0.1142 or 11.42%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,920;  and n = 6.9785
          ERV = $1,000 (1 + T)**6.9785
          T = 0.1660 or 16.60%

     (p) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,459; and n = 4.4597
          ERV = $1,000 (1 + T)**4.4597
          T = 0.0884 or 8.84%

     (q) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,278; and n = 1.7527
          ERV = $1,000 (1 + T)**1.7527
          T = 0.1504 or 15.04%

     For the Individual One Year Flexible Premium Deferred Variable Annuity

5. Quotations of average annual total return for an Investment Account will be expressed in terms of the compounded rate of return of a hypothetical investment in the Investment Account for periods of one, five, and ten years, or since the Fund's inception, if less. The average annual total return for an Investment Account will be calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.) All total return figures reflect the deduction of a proportional share of Investment Account expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


                      FOR THE YEAR ENDING DECEMBER 31, 1995

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,094; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0938 or 9.38%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,079; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0785 or 7.85%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $964; and n = 1
          ERV = $1,000 (1 + T)**1
          T = -0.0360 or (3.60%)

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,091; and n = 1
          ERV = $1,000 (1 + T)1
          T = 0.0909 or 9.09%

     (e) The Tactical Asset Allocation Investment Account has not been in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,104; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1043 or 10.43%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,240; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2395 or 23.95%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,004;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0043 or 0.43%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,071; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0709 or 7.09%

     (j) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,256; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2562 or 25.62%

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,200;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2004 or 20.04%

     (l) The TCI International has not been in operation for the relevant time period.
          P = $1,000; ERV = $1,028; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.275 or 2.75%

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,237;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2369 or 23.69%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,249;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2487 or 24.87%

     (p) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,278; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2776 or 27.76%

     (q) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.
          P = $1,000; ERV = $1,234; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2340 or 23.40%


            FOR THE PERIOD JANUARY 1, 1990 THROUGH DECEMBER 31, 1995

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,746; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1179 or 11.79%


     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,408; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0708 or 7.08%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,090; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0174 or 1.74%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,508; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0857 or 8.57%

     (e) The Tactical Asset Allocation Investment Account was not in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,136;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1639 or 16.39%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,307;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1820 or 18.20%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,326;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0581 or 5.81%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,637;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1036 or 10.36%

     (j) The VIP II Index 500 Investment Account has not been in operation for the relevant time period.

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,796;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1173 or 11.73%

     (l) The TCI International Investment Account has not been in operation for the relevant time period.

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,361;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1875 or 18.75%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,401;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1915 or 19.15%

     (p) The Calvert Capital Accumulation Investment Account has not been in operation for the relevant time period.

     (q) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.


   FOR THE PERIOD JANUARY 1, 1985 THROUGH DECEMBER 31, 1994 OR FROM INCEPTION,
                                     IF LESS

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,725; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.1000 or 10.00%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,541; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0785 or 7.85%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,145; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0239 or 2.39%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,603; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0860 or 8.60%

     (e) The Tactical Asset Allocation Investment Account was not in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,540;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0977 or 9.77%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $3,127; and n = 9.2285
          ERV = $1,000 (1 + T)**9.2285
          T = 0.1315 or 13.15%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,636; and n = 8.9274
          ERV = $1,000 (1 + T)**8.9274
          T = 0.0567 or 5.67%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,754;  and n = 6.3167
          ERV = $1,000 (1 + T)**6.3167
          T = 0.0930 or 9.30%

     (j) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,471; and n = 3.3468
          ERV = $1,000 (1 + T)**3.3468
          T = 0.1223 or 12.23%

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,472;  and n = 8.1139
          ERV = $1,000 (1 + T)**8.1139
          T = 0.1180 or 11.80%

     (l) The TCI International has not been in operation for the relevant time period.
          P = $1,000; ERV = $975; and n = 1.6640
          ERV = $1,000 (1 + T)**1.6640
          T = -0.0148 or (1.48%)

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,740;  and n = 9.2285
          ERV = $1,000 (1 + T)**9.2285
          T = 0.1154 or 11.54%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $3,013;  and n = 6.9785
          ERV = $1,000 (1 + T)**6.9785
          T = 0.1712 or 17.12%

     (p) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,506; and n = 4.4597
          ERV = $1,000 (1 + T)**4.4597
          T = 0.0962 or 9.62%

     (q) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.
          P = $1,000; ERV = $1,321; and n = 1.7527
          ERV = $1,000 (1 + T)**1.7527
          T = 0.1720 or 17.20%


 For both the Individual Flexible Premium Deferred Variable Annuity Contract and the Individual One Year Flexible Premium Deferred Variable Annuity Contract

6. Quotations of average annual total return for an Investment Accountant will be expressed in terms of the compounded rate of return of a hypothetical investment in the Investment Account for periods of one, five, and ten years, or since the Fund's inception, if less. The average annual total return for an Investment Account will be calculated pursuant to the following formula:
   P (1 +T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period, but not including the surrender charge, which is a maximum of 10% for the Individual Flexible Premium Deferred Variable Annuity Contract and 7% for the One Year Flexible Premium Deferred Variable Annuity Contract). All total return figures reflect the deduction of a proportional share of Investment Account expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


                      FOR THE YEAR ENDING DECEMBER 31, 1995

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,080; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1797 or 17.97%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,163; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1632 or 16.32%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,040;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0397 or 3.97%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,177; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1765 or 17.65%

     (e) The Tactical Asset Allocation Portfolio was not in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,191;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1910 or 19.10%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,337;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.3368 or 33.68%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,083;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0831 or 8.31%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,155;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1550 or 15.50%

     (j) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,355; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.3548 or 35.48%

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,295;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2947 or 29.47%

     (l) For the TCI International Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,108;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1049 or 10.49%

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,334;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.3340 or 33.40%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,347;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.3468 or 34.68%

     (p) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,378; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.3779 or 37.79%

     (q) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.
          P = $1,000; ERV = $1,331; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.3308 or 33.08%


            FOR THE PERIOD JANUARY 1, 1991 THROUGH DECEMBER 31, 1995

     (a) The Equity Investment Account was not in operation for the relevant time period.
          P = $1,000; ERV = $1,827; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1281 or 12.81%

     (b) The Bond Investment Account was not in operation for the relevant time period.
          P = $1,000; ERV = $1,473; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0806 or 8.06%

     (c) The Money Market Investment Account was not in operation for the relevant time period.
          P = $1,000; ERV = $1,141; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0267 or 2.67%

     (d) The Managed Investment Account was not in operation for the relevant time period.
          P = $1,000; ERV = $1,579; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0956 or 9.56%

     (e) The Tactical Asset Allocation Investment Account was not in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,236; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1746 or 17.46%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,415;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1928 or 19.28%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,388;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0678 or 6.78%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,713;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1136 or 11.36%

     (j) The VIP II Index 500 Investment Account has not been in operation for the relevant time period.

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,880;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1346 or 13.46%

     (l) The TCI International Investment Account has not been in operation for the relevant time period.

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,471;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1983 or 19.83%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,513;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.2024 or 20.24%

     (p) The Calvert Capital Accumulation Investment Account has not been in operation for the relevant time period.

     (q) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.



   FOR THE PERIOD JANUARY 1, 1986 THROUGH DECEMBER 31, 1995 OR FROM INCEPTION,
                                    IF LESS

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,792; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.1074 or 10.74%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,601; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0858 or 8.58%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,189; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0308 or 3.08%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,666; and n = 5.7194
          ERV = $1,000 (1 + T)**5.7194
          T = 0.0933 or 9.33%

     (e) The Tactical Asset Allocation Investment Account was not in operation for the relevant time period.

     (f) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,617;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1010 or 10.10%

     (g) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $3,225; and n = 9.2285
          ERV = $1,000 (1 + T)**9.2285
          T = 0.1353 or 13.53%

     (h) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,681; and n = 8.9274
          ERV = $1,000 (1 + T)**8.9274
          T = 0.599 or 5.99%

     (i) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,828;  and n = 6.3167
          ERV = $1,000 (1 + T)**6.3167
          T = 0.1002 or 10.02%

     (j) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,551; and n = 3.3468
          ERV = $1,000 (1 + T)**3.3468
          T = 0.1402 or 14.02%

     (k) For the Twentieth Century Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,541;  and n = 8.1139
          ERV = $1,000 (1 + T)**8.1139
          T = 0.1218 or 12.18%

     (l) The TCI International, according to the formula expressed above, where:
          P = $1,000; ERV = $1,044; and n = 1.6640
          ERV = $1,000 (1 + T)**1.6640
          T = 0.1117 or 11.17%

     (m) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,825;  and n = 9.2285
          ERV = $1,000 (1 + T)**9.2285
          T = 0.1191 or 11.91%

     (n) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (o) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $3,107;  and n = 6.9785
          ERV = $1,000 (1 + T)**6.9785
          T = 0.1764 or 17.64%

     (p) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,577; and n = 4.4597
          ERV = $1,000 (1 + T)**4.4597
          T = 0.1076 or 10.76%

     (q) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.
          P = $1,000; ERV = $1,414; and n = 1.7527
          ERV = $1,000 (1 + T)**1.7527
          T = 0.2183 or 21.83%